UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

San Juan Basin Royalty Trust

(Exact name of registrant as specified in the Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas (State or other jurisdiction of incorporation or organization)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

TexasBank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)		76116 (Zip code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press release, dated July 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 20, 2004, the San Juan Basin Royalty Trust issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $12,697,512.88, or $0.272427 per unit, based principally upon production during the month of May 2004.

     In accordance with general instruction B.6 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)
By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Vice President and Trust Officer

Date: July 20, 2004

(The Trust has no directors or executive officers.)